Restrictions on Cash and Due From Banks	12 Months Ended
Dec. 31, 2011
Restrictions on Cash and Due From Banks [Abstract]
Restrictions on Cash and Due From Banks
Note 19.  Restrictions on Cash and Due From Banks

The Company is required to maintain reserve balances in cash with the FRBB.  At December 31, 2011 and 2010, the reserve requirement was $0.

In the ordinary course of business the Company may, from time to time, maintain amounts due from correspondent banks that exceed federally insured limits.  However. no losses have been experienced in these accounts and the Company believes it is not exposed to any significant risk with respect to such accounts.  The Company was required to maintain contracted balances with other correspondent banks of $462,500 at December 31, 2011 and $225,000 at December 31, 2010.  Of the $462,500 balance at December 31, 2011, $262,500 was a separate agreed upon “impressed” balance to avoid monthly charges on the Company’s current fed funds liquidity line.